The Prudential Insurance Company of America	Christopher J. Madin Vice President, Corporate Counsel The Prudential Insurance Company of America 280 Trumbull Street Hartford, CT 06103 (860) 534-6087 christopher.madin@prudential.com September 5, 2025

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:    The Prudential Insurance Company of America (“Depositor”)
Prudential Variable Appreciable Account (“Registrant”) (File No. 811-05466)

Dear Commissioners:

The Prudential Insurance Company of America (“We”), on behalf of the Registrant, has transmitted (or will transmit) to contract owners the semi-annual reports for the underlying funds for the period ending June 30, 2025.

Fund Company	1940 Act Registration No.
American Century Variable Portfolios, Inc.	811-05188
Advanced Series Trust ("AST")	811-05186
Janus Aspen Series	811-07736
Lincoln Variable Insurance Products Trust	811-08090
MFS Variable Insurance Trust	811-08326
T. Rowe Price International Series Inc.	811-07145
The Prudential Series Fund, Inc.	811-03623

We understand that the Fund Companies each have filed or will file their reports with the Commission under separate cover.

If you have any questions regarding this filing, please contact me at (860) 534-6087.

Sincerely,

/s/ Christopher J. Madin
Christopher J. Madin

VIA EDGAR